                                  EXHIBIT 10.7

                  STANDARD FORM OF AGREEMENT BETWEEN OWNER AND
            CONTRACTOR WHERE THE BASIS OF PAYMENT IS A STIPULATED SUM

                             AIA DOCUMENT A101-1997
                         1997 EDITION-ELECTRONIC FORMAT

--------------------------------------------------------------------------------
THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES. CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT D401

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America.

Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
1987, 0 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.


--------------------------------------------------------------------------------
AGREEMENT made as of the 10th day of December in the year of Nineteen Ninety-Nine (IN WORDS, INDICATE DAY, MONTH AND YEAR)

BETWEEN the Owner:                      VALLEY COMMUNITY BANCSHARES, INC.
(NAME, ADDRESS AND OTHER INFORMATION)   1307 EAST MAIN
                                        PUYALLUP, WA 98372

and the Contractor                      BOB PEARSON CONSTRUCTION, INC.
(NAME, ADDRESS AND OTHER INFORMATION)   1407 Willow Road East
                                        Tacoma, WA 98424

The Project is:                         Valley Bank
(NAME AND LOCATION)                     AUBURN MARKETPLACE PAD "L" AND BANK PAD
                                        "D" STREET NORTHEAST AND TENTH STREET
                                        NORTHEAST
                                        AUBURN, WA

The Architect is:                       AUSTIN CINA
(NAME, ADDRESS AND OTHER INFO.)         12202 PACIFIC AVE., SUITE C
                                        Tacoma, WA 98444

The Owner and Contractor agree as follows.

ARTICLE 1 THE CONTRACT DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.


--------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #1

                  STANDARD FORM OF AGREEMENT BETWEEN OWNER AND
            CONTRACTOR WHERE THE BASIS OF PAYMENT IS A STIPULATED SUM

                           AIA DOCUMENT A101 01-1997
                        1997 EDITION-ELECTRONIC, FORMAT

-------------------------------------------------------------------------------
THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES, CONSULTATION WITH AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION. AUTHENTICATION
OF THIS ELECTRONICALLY DRAFTED AIA DOCUMENT MAY BE MADE BY USING AIA DOCUMENT
D401

AIA Document A201-1997, General Conditions of the Contract for Construction, is adopted in this document by reference. Do not use with other general conditions unless this document is modified.

This document has been approved and endorsed by The Associated General Contractors of America

Copyright 1915, 1918, 1925, 1937, 1951, 1958, 1961, 1963, 1967, 1974, 1977,
1987, 0 1997 by The American Institute of Architects. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will subject the violator to legal prosecution.


--------------------------------------------------------------------------------
AGREEMENT MADE AS of the 10th day of December in the year of Nineteen Ninety-Nine (IN WORDS, INDICATE DAY, MONTH AND YEAR)

BETWEEN the Owner:                      PUYALLUP VALLEY BANK
(NAME, ADDRESS AND OTHER INFORMATION)   1525 "A" STREET NE
                                        AUBURN, WA 98071-1816

and the Contractor                      BOB PEARSON CONSTRUCTION, INC.
(NAME, ADDRESS AND OTHER INFORMATION)   1407 Willow Road East
                                        Tacoma, WA 98424

The Project is:                         Valley Bank
(NAME AND LOCATION)                     AUBURN MARKETPLACE PAD "L" AND BANK PAD
                                        "D" STREET NORTHEAST AND TENTH STREET
                                        NORTHEAST
                                        AUBURN, WA

The Architect is:                       AUSTIN CINA
(NAME, ADDRESS AND OTHER INFO.)         12202 PACIFIC AVE., SUITE C
                                        Tacoma, WA 98444

The Owner and Contractor agree as follows.

ARTICLE I THE CONTRACT DOCUMENTS
     The Contract Documents consist of this Agreement, Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of this Agreement, other documents listed in this Agreement and Modifications issued after execution of this Agreement; these form the Contract, and are as fully a part of the Contract as if attached to this Agreement or repeated herein. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Contract Documents, other than Modifications, appears in Article 8.


-------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #1

ARTICLE 2 THE WORK OF THIS CONTRACT
     The Contractor shall fully execute the Work described in the Contract Documents, except to the extent specifically indicated in the Contract Documents to be the responsibility of others.

ARTICLE 3 DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION

     3.1 The date of commencement of the Work shall be the date of this Agreement unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Owner. (INSERT THE DATE OF COMMENCEMENT IF IT DIFFERS FROM THE DATE OF THIS AGREEMENT OR, INAPPLICABLE, STATE THAT THE DATE WILL BE FIXED IN A NOTICE TO PROCEED.)

     If, prior to the commencement of the Work, the Owner requires time to file mortgages, mechanic's liens and other security interests, the Owner's time requirement shall be as follows:

     3.2 The Contract Time shall be measured from the date of commencement.

     3.3 The Contractor shall achieve Substantial Completion of the entire Work not later than One hundred fifty days (150) days from the date of commencement, or as follows:
     (INSERT NUMBER OF CALENDAR DAYS. ALTERNATIVELY, A CALENDAR DATE MAY BE USED WHEN COORDINATED WITH THE DATE OF COMMENCEMENT. UNLESS STATED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT ANY REQUIREMENTS FOR EARLIER SUBSTANTIAL COMPLETION OF CERTAIN PORTIONS OF THE WORK.)
     From date of pre-construction meeting with City of Auburn, subject to adjustments of this Contract Time as provided in the Contract Documents. (INSERT PROVISIONS, IF ANY, FOR LIQUIDATED DAMAGES RELATING TO FAILURE
     TO COMPLETE ON TIME OR FOR BONUS PAYMENTS FOR EARLY COMPLETION OF THE
     WORK.)

ARTICLE 4 CONTRACT SUM
     4.1 The Owner shall pay the Contractor the Contract Sum in current funds for the Contractor's performance of the Contract. The Contract Sum shall be Eight Hundred Ninety Two Thousand Four Hundred Fifty Dollars ($892,450.00), subject to additions and deductions as provided in the Contract Documents.

     4.2 The Contract Sum is based upon the following alternates, if any, which are described in the Contract Documents and are hereby accepted by the
     Owner:
     (STATE THE NUMBERS OR OTHER IDENTIFICATION OF ACCEPTED ALTERNATES. IF DECISIONS ON OTHER ALTERNATES ARE TO BE MADE BY THE OWNER SUBSEQUENT TO THE EXECUTION of THIS AGREEMENT, ATTACH A SCHEDULE OF SUCH OTHER ALTERNATES SHOWING THE AMOUNT FOR EACH AND THE DATE WHEN THAT AMOUNT EXPIRES)

     Alternate HVAC system (See attached Exhibit "B")

     4.3 Unit prices, if any, are as follows


ARTICLE 5 PAYMENTS
         5.1 PROGRESS PAYMENTS
         5.1.1 Based upon Applications for Payment submitted to the Architect by the Contractor and Certificates for Payment issued by the Architect, the Owner shall make progress payments on account of the Contract Sum to the Contractor as provided below and elsewhere in the Contract Documents.

         5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

         5.1.3 Provided that an Application for Payment is received by the Architect not later than the last day of a month, the Owner shall make payment to the Contractor not later than the 10th day of the following month. If an Application for Payment is received by the Architect after the application date fixed above, payment shall be made by the Owner not later than 10 days after the Architect receives the Application for Payment.


-------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #2

         5.1.4 Each Application for Payment shall be based on the most recent schedule of values submitted by the Contractor in accordance with the Contract Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. The schedule of values shall be prepared in such for in and supported by such data to substantiate its accuracy as the Architect may require. This schedule, unless objected to by the Architect, shall be used as a basis for reviewing the Contractor's Applications for Payment.

         5.1.5 Applications for Payment shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

         5.1.6 Subject to other provisions of the Contract Documents, the amount of each progress payment shall be computed as follows:

                  .1 Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of percent (5%). Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Subparagraph 7.3.8 of AIA Document A201-1997;

                  .2 Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of Five percent (5%);

                  .3 Subtract the aggregate of previous payments made by the Owner; and

                  .4 Subtract amounts, if any, for which the Architect has withheld or nullified a Certificate for Payment as provided in Paragraph 9.5 of AIA Document A201-1997.

     5.1.7 The progress payment amount determined in accordance with Subparagraph 5.1.6 shall be further modified under the following circumstances:

                  .1 Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Architect shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and
                           (SUBPARAGRAPH 9.8.5 of AIA DOCUMENT A201-1997 REQUIRES RELEASE OF APPLICABLE RETAINAGE UPON SUBSTANTIAL COMPLETION OF WORK WITH CONSENT OF SURETY, IF ANY.)

                  .2 Add, if final completion of the Work is thereafter materially delayed through no fault of the Contractor, any additional amounts payable in accordance with Subparagraph 9.10.3 of AIA Document A201-1997.

     5.1.8 Reduction or limitation of retainage, if any, shall be as follows:
     (IF IT IS INTENDED, PRIOR TO SUBSTANTIAL COMPLETION OF THE ENTIRE WORK, TO REDUCE OR LIMIT THE RETAINAGE RESULTING FROM THE PERCENTAGES INSERTED IN CLAUSES 5.1.6.1 AND 5.1.6.2 ABOVE, AND THIS IS NOT EXPLAINED ELSEWHERE IN THE CONTRACT DOCUMENTS, INSERT HERE THE PROVISIONS FOR SUCH REDUCTION OR LIMITATION.)

     5.1.9 Except with the Owner's prior approval, the Contractor shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

5.2 FINAL PAYMENT
     5.2.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Contractor when:

                  .1 the Contractor has fully performed the Contract except for the Contractor's responsibility to correct Work as provided in Subparagraph 12.2.2 of AIA Document A201-1997, and to satisfy other requirements, if any, which extend beyond final payment; and


-------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #3

                  .2 a final Certificate for Payment has been issued by the Architect.

     5.2.2 The Owner's final payment to the Contractor shall be made no later than 30 days after the issuance of the Architect's final Certificate for Payment, or as follows:

ARTICLE 6 TERMINATION OR SUSPENSION
     6.1 The Contract may be terminated by the Owner or the Contractor as provided in Article 14 of AIA Document A201-1997.

     6.2 The Work may be suspended by the Owner as provided in Article 14 of AIA Document A201-1997.

ARTICLE 7 MISCELLANEOUS PROVISIONS
     7.1 Where reference is made in this Agreement to a provision of AIA Document A201-1997 or another Contract Document, the reference refers to that provision as amended or supplemented by other provisions of the Contract Documents.

     7.2 Payments due and unpaid under the Contract shall bear interest from the date payment is due at the rate stated below, or in the absence thereof, at the legal rate prevailing from time to time at the place where the Project is located.
     (INSERT RATE OF INTEREST AGREED UPON, IF ANY.)

     (USURY LAWS AND REQUIREMENTS UNDER THE FEDERAL TRUTH IN LENDING ACT, SIMILAR STATE AND LOCAL CONSUMER CREDIT LAWS AND OTHER REGULATIONS AT THE OWNER'S AND CONTRACTOR'S PRINCIPAL PLACES OF BUSINESS, THE LOCATION OF THE PROJECT AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS PROVISION. LEGAL ADVICE SHOULD BE OBTAINED WITH RESPECT TO DELETIONS OR MODIFICATIONS, AND ALSO REGARDING REQUIREMENTS SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

     7.3 The Owner's representative is:              Dave Brown
     (NAME, ADDRESS AND OTHER INFORMATION)           Puyallup Valley Bank
                                                     1307 East Main
                                                     Puyallup, WA 98372

     7.4 The Contractor's representative is:         Cathy Bordeaux
     (NAME, ADDRESS AND OTHER INFORMATION)           BOB PEARSON CONSTRUCTION,
                                                     INC
                                                     1407 Willow Road East
                                                     Tacoma, WA 98424

     7.5 Neither the Owner's nor the Contractor's representative shall be changed without ten days written notice to the other party.

     7.6 Other provisions:

ARTICLE 8 ENUMERATION OF CONTRACT DOCUMENTS
     8.1 The Contract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows:

     8.1.1 The Agreement is this executed 1997 edition of the Standard Form of Agreement Between Owner and Contractor, AIA Document A101-1997.

     8.1.2 The General Conditions arc the 1997 edition of the General Conditions of the Contract for Construction, AIA Document A201-1997.

     8.1.3 The Supplementary and other Conditions of the Contract are those contained in the Project Manual dated October 15, 1999, and are as follows:

     Document                                  Title                      Pages
     00800 Supplementary Conditions                                     1 thru 3


--------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #4

     8.1.4 The Specifications are those contained in the Project Manual dated as in Subparagraph 8.1.3, and are as follows:
     (EITHER LIST THE SPECIFICATIONS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)

     Section                                   Title                       Pages
     See Exhibit "C"
     8.1.5 The Drawings are as follows, and are dated unless a different date is shown below:
     (EITHER LIST THE DRAWINGS HERE OR REFER TO AN EXHIBIT ATTACHED TO THIS AGREEMENT.)


Number                                                          Title                                    Date
AO.0                 Title Sheet                                                                         9-08-99
C1                   Cover Sheet                                                                         7-26-99
C2                   Grading and Storm Drainage Plan                                                     7-26-99
C3                   Water and Sanitary Sewer Plan                                                       7-26-99
C4                   Sections and Details                                                                7-26-99
L1                   Landscape Planting Plan                                                             8-2-99
L2                   Planting Notes and Details                                                          8-2-99
L3                   Landscape Irrigation Plan                                                           8-2-99
L4                   Irrigation Notes and Details                                                        7-26-99
A1.0                 Site Pan                                                                            8-11-99
A2.0                 Main Floor Plan                                                                     8-11-99
A2.1                 Upper Floor Plan                                                                    8-11-99
A2.2                 Reflected Ceiling Plans                                                             8-11-99
A2.3                 Roof Plan & Details                                                                 8-11-99
A3.0                 Elevations                                                                          8-11-99
A4.0                 Building Sections                                                                   8-11-99
A4.1                 Wall Sections                                                                       8-11-99
A4.2                 Details                                                                             8-11-99
A4.3                 Details                                                                             8-30-99
A5.0                 Schedules                                                                           8-11-99
A6.0                 Interior Elevations                                                                 8-24-99
A6.1                 Interior Elevations & Details                                                       8-24-99
S1.0                 General Notes Standard Details                                                      8-11-99
S2.0                 Foundation Plan                                                                     8-11-99
S2.1                 Second Floor Framing Plan                                                           8-11-99
S2.2                 Roof Framing Plan                                                                   8-11-99
S3.0                 Foundation and Floor Frmg Details                                                   8-11-99
S4.0                 Roof Framing Details                                                                8-11-99
M1.1                 Legend, Notes, and Abbreviation                                                     10-11-99
M2.1                 Main Floor HVAC Plan                                                                10-11-99
M2.2                 Upper Floor HVAC Plan                                                               10-11-99
M3.1                 Main Floor Plumbing Plan                                                            10-11-99
M3.2                 Upper Floor Plumbing Plan                                                           10-11-99
E1.1                 One-Lien Diagram and Lighting Control Diagram                                       10-11-99
E1.2                 Electrical Schedule                                                                 09-01-99
E2.0                 Site Power and Lighting Plan                                                        9-01-99
E2.1                 Main Floor Lighting Plan                                                            10-11-99
E2.2                 Upper Floor Lighting Plan                                                           09-01-99
E3.1                 Main Floor Power Plan                                                               10-11-99
E3.2                 Upper Floor Power Plan                                                              10-11-99



-------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #5

     8.1.6 The Addenda, if any, are as follows:


     Number                      Date                                    Pages
     Addendum No 1               11-1-99                                 16
     Addendum No 2               11-05-99                                1



     Portions of Addenda relating to bidding requirements are not part of the Contract Documents unless the bidding requirements are also enumerated in this Article 8.

     8.1.7 Other documents, if any, forming part of the Contract Documents are as follows:
     (LIST HERE ANY ADDITIONAL DOCUMENTS THAT ARE INTENDED TO FORM PART OF THE CONTRACT DOCUMENTS. AIA DOCUMENT A201-1997 PROVIDES THAT BIDDING REQUIREMENTS SUCH AS ADVERTISEMENT OR INVITATION TO BID, INSTRUCTIONS TO BIDDERS, SAMPLE FORMS AND THE CONTRACTOR'S BID ARE NOT PART OF THE CONTRACT DOCUMENTS UNLESS ENUMERATED IN THIS AGREEMENT. THEY SHOULD BE LISTED HERE ONLY IF INTENDED TO BE PART OF THE CONTRACT DOCUMENTS.)
     Exhibit "A" - Exclusions
     Exhibit "B" - Alternate HVAC Design
     Exhibit "C" - Specifications to
     This Agreement is entered into as of the day and year first written above and is executed in at least three original copies, of which one is to be delivered to the Contractor, one to the Architect for use in the administration of the Contract, and the remainder to the Owner.


     /s/ [ILLEGIBLE]                             /s/ Cathy Bordeaux, PM
------------------------------------------     ---------------------------------
     OWNER (SIGNATURE)                          CONTRACTOR (SIGNATURE)


     CEO                                        CATHY BORDEAUX, Proj. Mgr.
------------------------------------------     ---------------------------------
(PRINTED NAME AND TITLE)                        (PRINTED NAME AND TITLE)

Valley Community Bancshares Inc


--------------------------------------------------------------------------------
AIA DOCUMENT A101 - OWNER - CONTRACTOR AGREEMENT - 1997 EDITION - AIA - COPYRIGHT 1997 - THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE N.W., WASHINGTON, D.C. 20006-5292. WARNING: Unlicensed photocopying violates U.S. copyright laws and will subject the violator to legal prosecution. This document was electronically produced with permission of the AIA and can be reproduced without violation until the date of expiration as noted below.

                                                    Electronic Format AIO1-1997
     User Document: 97AIOLCON -- 11/18/1998. AIA License Number 109607, which expires on 6/30/1999 -- Page #6

                                   EXHIBIT "A"

EXCLUSIONS: State Tax, building permits, plan design, soil testing, soil engineering, staking, any special inspections, and locating services. Removing or disposing of any hazardous waste material. We have excluded all engineering and design fees, hookup fees, assessments, meters, permits, inspection fees, and etc., charged by any utility company or department such as, gas, electric, water, sewer, storm, telephone, television, etc.

                              DISCLOSURE STATEMENT

                               NOTICE TO CUSTOMER

This contractor, BOB PEARSON CONSTRUCTION, INC. is registered with the State of Washington, registration no. BOBPECI*093C6, as a general contractor and has posted with the state a bond or cash deposit of $6,000 for the purpose of satisfying claims against the contractor for negligent or improper work or breach of contract in the conduct of contractor's business. This bond or cash deposit may not be sufficient to cover a claim which might arise from the work done under your contract. If any supplier of material used in your construction project or any employee of the contractor or subcontractor is not paid by the contractor or sub-contractor on your job, your property may be liened to force payment. If you wish additional protection, you may request the contractor to provide you with original "lien release" documents from each supplier or subcontractor on your project. The contractor is required to provide you with further information about lien release documents if you request it. General information is also available from the Department of Labor and Industries.

                            EXHIBIT "B" Page 1 of

[LETTERHEAD]

To: Cathy Bordeaux
Bob Pearson Construction

From: Kevin Wilder
Heritage Heating Enterprises
Commercial Operations Manager

RE: VALLEY BANK, AUBURN, WA

Dear Cathy:
After careful review of the requested scope of work, I am providing an estimate for the follow:

Inclusions:
1) Provide and Install (1) Carrier 48EKDO24. (Note there are some specific differences to the specifications, such as drive manufacturer, compressor type, stages of heat, 20 tons of cooling vs. 15tons, however inspite of these differences we feel that the desired scope of operation can be met. There were substantial savings in changing the exhaust fans, the Air handling Unit, as well as the overall control work that interfaces with the unit operation.
2) (2) Greenheck Exhaust Fans to be Model CSP, approx. same performance only quieter and less expensive.
3) All associated ductwork, grilles, registers and diffusers. All outdoor ductwork is based on Washington State Energy Code.
4)   (11) ENVIRO-TEC fan powered VAV boxes.
5) Controls based on the AHU being provided with factory controls that have generic interfaces to external building automation systems. Control scope has been coordinated with Carrier unit to insure a complete scope of work. System provides a simple, basic user interface software package installed on a PC for the operator to run his building. (Very powerful, yet is more basic than the specified software package)
6)   Air Balance per section 15990.
7)   Complete commissioning of equipment.
8)   Gas Piping to new rooftop unit from meter.
9)   Warranty

                            EXHIBIT "B" Page 2 of



CATHY BORDEAUX/VALLEY BANK              2                      DECEMBER 8, 1999

NOTE: IT IS OUR GOAL TO PROVIDE YOU THE CUSTOMER WITH SYSTEM THAT PERFORMS, AS YOU DESIRE, YET IS COST EFFECTIVE. IF THE SAVINGS SHOWN IN THIS PROPOSAL ARE OF INTEREST, WE FEEL IT WOULD BE IN THE BEST INTEREST OF ALL, TO REVIEW IN MORE DETAIL THE CHANGES WE'VE PROPOSED.

Exclusions:
1)   Washington State Sales Tax
2)   Overtime/Night work
3)   Cutting, Painting, Patching, Roofing
4)   Electrical power wiring or disconnects
5) Sound Attenuators per 11/5/99 conversations with Andrew Szleper of Richmond Engineering.

If you have any questions or require further information, please feel free to call. Thanks again for the opportunity to quote this project for your firm.

Sincerely,

/s/ Kevin Wilder
Kevin Wilder
Commercial Operations Manager

                        EXHIBIT "C" Page 1 of 3

AUBURN BRANCH                                                           00003-1

VALLEY BANK                                                   TABLE OF CONTENTS
===============================================================================


DIVISION        SECTION                                                                                  NO. OF PAGES
-----------------------------------------------------------------------------------------------------------------------
DIVISION 0:     BIDDING REQUIREMENTS
                00020                             INVITATION TO BID                                            2
                00200                             INFORMATION AVAILABLE TO BIDDERS                            21
                00300                             BID FORM                                                     2
                00440                             SUBSTITUTION REQUEST FORM                                    2
                00700                             GENERAL CONDITIONS                                           1
                00800                             SUPPLEMENTARY CONDITIONS                                     3

DIVISION 1:     GENERAL REQUIREMENTS
                01010                             SUMMARY OF WORK                                              2
                01025                             MEASUREMENT AND PAYMENT                                      1
                01040                             COORDINATION                                                 3
                01200                             PROJECT MEETINGS                                             2
                01300                             SUBMITTALS                                                   5
                01400                             QUALITY CONTROL                                              2
                01500                             CONSTRUCTION FACILITIES AND
                                                  TEMPORARY CONTROLS                                           2
                01600                             MATERIALS AND EQUIPMENT                                      3
                01700                             CONTRACT CLOSEOUT                                            3

DIVISION 2:     SITEWORK
                02210                             SITE CLEARING                                                2
                02211                             SITE GRADING                                                 4
                02221                             EXCAVATING, BACKFILLING, & COMPACTING
                                                  FOR UTILITIES                                                8
                02222                             EXCAVATION                                                   3
                02223                             BACKFILLING                                                  5
                02510                             ASPHALT CONCRETE PAVING                                      4
                02520                             PAVEMENT MARKING                                             1
                02530                             CEMENT CONCRETE SIDEWALK, DRIVEWAYS
                                                  AND CURBS                                                    5
                02667                             SITE WATER LINES                                            10
                02711                             FOUNDATION DRAINAGE SYSTEMS                                  1
                02722                             SITE STORM DRAINAGE SYSTEM                                   4
                02732                             SITE SANITARY SEWAGE SYSTEMS                                 5
                02760                             SITE FURNISHINGS                                             2
                02810                             IRRIGATION SPECIFICATIONS                                   12
                02900                             LANDSCAPE SPECIFICATIONS                                    13

DIVISION 3:     CONCRETE
                03100                             CONCRETE FORMWORK                                            3
                03200                             CONCRETE REINFORCEMENT                                       2
                03300                             CAST IN PLACE CONCRETE                                       5
                03540                             CEMENTIOUS UNDERLAYMENT                                      2
                03600                             GROUT                                                        2


=======================================================================================================================


                        EXHIBIT "C" Page 2 of 3

AUBURN BRANCH                                                           00003-2

VALLEY BANK                                                   TABLE OF CONTENTS
===============================================================================


DIVISION        SECTION                                                                                  NO. OF PAGES
-----------------------------------------------------------------------------------------------------------------------
DIVISION 4:     MASONRY
                04200                             UNIT MASONRY                                                 6

DIVISION 5:     METALS
                05500                             METAL FABRICATIONS                                           5

DIVISION 6:     WOOD AND PLASTICS
                06110                             WOOD FRAMING                                                 5
                06115                             SHEATHING                                                    3
                06190                             FABRICATED WOOD TRUSSES                                      2

DIVISION 7:     THERMAL AND MOISTURE PROTECTION
                07150                             BITUMINOUS DAMPPROOFING                                      1
                07210                             BUILDING INSULATION                                          3
                07241                             EXTERIOR INSULATION & FINISH SYSTEM                          6
                07410                             PREFORMED METAL ROOFING                                      3
                07535                             MODIFIED BITUMEN ROOFING SYSTEM                              7
                07600                             FLASHING AND SHEET METAL                                     4
                07900                             JOINT SEALERS                                                4

DIVISION 8:     DOORS AND WINDOWS
                08110                             STEEL DOORS AND FRAMES                                       3
                08211                             FLUSH WOOD DOORS                                             3
                08410                             ALUMINUM ENTRANCES AND
                                                  STOREFRONTS                                                  4
                08710                             FINISH HARDWARE                                              8
                08800                             GLAZING                                                      5

DIVISION 9:     FINISHES
                09260                             GYPSUM BOARD                                                 4
                09290                             GLASS FIBER/REINFORCED GYPSUM                                3
                09300                             TILE                                                         2
                09510                             ACOUSTICAL CEILINGS                                          5
                09650                             RESILIENT FLOORING                                           4
                09680                             CARPET                                                       3
                09900                             PAINTING                                                     7

DIVISION 10:    SPECIALTIES
                10520                             FIRE PROTECTION SPECIALTIES                                  2
                10810                             TOILET ACCESSORIES                                           2

DIVISION 11:    EQUIPMENT
                NO WORK IN THIS DIVISION

DIVISION 12:    FURNISHINGS
                12300                             MANUFACTURED CASEWORK                                        4
                12500                             HORIZONTAL LOUVER BLINDS                                     4


=======================================================================================================================


                        EXHIBIT "C" Page 3 of 3

AUBURN BRANCH                                                           00003-3

VALLEY BANK                                                   TABLE OF CONTENTS
===============================================================================


DIVISION        SECTION                                                                                  NO. OF PAGES
-----------------------------------------------------------------------------------------------------------------------
DIVISION 13:    SPECIAL CONSTRUCTION
                NO WORK IN THIS DIVISION

DIVISION 14:    CONVEYING SYSTEMS
                NO WORK IN THIS DIVISION

DIVISION 15:    MECHANICAL

                15010                             MECHANICAL PROVISIONS                                        5
                15030                             PAINTING AND IDENTIFICATION                                  2
                15060                             PIPES AND FITTINGS                                           4
                15090                             SUPPORTING DEVICES                                           3
                15100                             VALVES                                                       3
                15170                             MOTORS                                                       3
                15250                             MECHANICAL INSULATION                                        6
                15260                             PIPING INSULATION                                            4
                15400                             PLUMBING FIXTURES AND TRIM                                   3
                15410                             DOMESTIC WATER PIPING SYSTEM                                 2
                15420                             SOIL, WASTE, AND VENT SYSTEM                                 3
                15430                             PLUMBING SPECIALTIES                                         4
                15453                             PLUMBING LOOP EQUIPMENT                                      3
                15625                             GAS-FIRED UNIT HEATERS                                       4
                15850                             AIR FILTRATION                                               2
                15855                             AIR HANDLING UNIT SPECIFICATION                              4
                15870                             HVAC AND EXHAUST SPECIALTIES                                 2
                15900                             AUTOMATIC TEMPERATURE CONTROLS                              15
                15930                             AIR TERMINAL UNITS                                           3
                15940                             AIR INLETS AND OUTLETS                                       2
                15990                             TESTING, ADJUSTING, AND BALANCING                           10

DIVISION 16:    ELECTRICAL
                16000                             GENERAL ELECTRICAL SPECIFICATIONS                            8
                16111                             CONDUIT                                                      5
                16120                             WIRE & CABLE                                                 4
                16130                             OUTLETS, JUNCTION & PULLBOXES                                4
                16141                             WIRING DEVICES                                               3
                16170                             GROUNDING AND BONDING                                        1
                16195                             ELECTRICAL IDENTIFICATION                                    2
                16200                             LIGHTING FIXTURES                                            3
                16426                             SWITCHBOARDS                                                 5
                16440                             DISCONNECT SWITCHES                                          2
                16470                             PANELBOARDS                                                  9

=======================================================================================================================


                                   CHANGE ORDER

[LETTERHEAD]
                                                      Date:              1-31-00
                                                      CO Number:         1
                                                      Job:               554-004

Customer:                                      Job:
     Puyallup Valley Bank                          VALLEY BANK - AUBURN
     1301 East Main Street                         Auburn, WA 98002-4000

     Puyallup       WA     98372
     253-848-2316
-------------------------------------------------------------------------------


     Original contract                                               885,557.00

     Previous approved change orders

     Revised contract before this change                             885,557.00

I HEREBY AUTHORIZE BOB PEARSON CONSTRUCTION, INC. to make the following change from the work as originally set forth in the plans and specifications:

     This change: Add 6" concrete slab and reinforcing steel           5,542.00
                  three matts #5.

     Revised contract with this proposed change                      891,099.00

PRICE OF THIS REQUEST FOR PRICE:     $5,542.00
            Five thousand five hundred forty-two dollars and
              no cents


EXCLUSIONS: As shown on exhibit "A" of the Standard Form of Agreement Between Owner and Contractor:

Submitted By:  /s/ Cathy Bordeaux  1/31/00
             --------------------------------------------
               Cathy Bordeaux

Approved By:  /s/ [ILLEGIBLE]
            ---------------------------------------------
               Puyallup Valley Bank

                           CHANGE REQUEST #1
                       SK1 THRU Sk-5.1 DRAWINGS
                    BOB PEARSON CONSTRUCTION, INC.


        PROJECT NAME              55400401 - Change #1
                                  1001 "D" Street NE
                                  Auburn
                                  King
                                  WA 98071

              CLIENT              Valley Community Bancshar
                                  1307 East Main
                                  Puyallup
                                  WA 98372
                                  253-288-2101

           ARCHITECT              Austin Cina Architects
                                  253-531-4300

           ESTIMATOR              Cathy Bordeaux

    LABOR RATE TABLE              Wa. Work

EQUIPMENT RATE TABLE              Wa. Work

            JOB SIZE              328 sf

               AUDIT              Dimensional

       REPORT FORMAT              Sorted by 'Phase'
                                  'Detail' summary
                                  Allocate addons
                                  Combine items



BOB PEARSON CONST. INC.          STANDARD ESTIMATE REPORT                PAGE 2
                                  55400401 - CHANGE #1          1/31/00 6:43 PM
-------------------------------------------------------------------------------


                                                LABOR      MATERIAL        SUBCONTRACT     EQUIPMENT    OTHER     TOTAL
                                                ------     --------      ---------------   ---------    ------    ------
ITEM    DESCRIPTION             TAKEOFF QTY     AMOUNT      AMOUNT       AMOUNT     NAME     AMOUNT     AMOUNT    AMOUNT
3001       DIG & GRADE CONC
  20    Fine Grade Hand           328.000 sf       106           -            -                   -          -        106
                                                ------                                                             ------
         DIG & GRADE CONC                          106                                                                106
            4.373 Labor hours

3261       CONCRET ALL
 c30    Conc 3,000 psi              6.074 cuyd       -         336            -                   -          -        336
                                                            ------                                                 ------
         CONCRET ALL                                           336                                                    336

3780       REBAR - L&M
 r56    Rebar #5, Grd 60        4,488.000 Inft   1,857       2,636            -                   -          -      4,493
                                                ------      ------                                                 ------
         REBAR - L&M                             1,857       2,636                                                  4,493
             59.84 Labor hours

3810       PLACE & SCREEDS
  10    Place & Screeds           328.000 sf        93           -            -                   -          -         93
                                                ------                                                             ------
         PLACE & SCREEDS                            93                                                                 93
             2.982 Labor hours



BOB PEARSON CONST. INC.          STANDARD ESTIMATE REPORT                PAGE 3
                                   55400401 - CHANGE #1         1/31/00 6:43 PM
-------------------------------------------------------------------------------

                              ESTIMATE TOTALS


      Labor          2,055                              67.195 hrs
   Material          2,971
                   -------
                     5,026          5,026

  Overhead*            251                               5.000 %         T
    Profit*            264                               5.000 %         T
                     TOTAL          5,541               16.893 /sf

